UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2015

STERIS Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	1-14643	34-1482024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio	44060-1834
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

David A. Johnson has resigned from STERIS Corporation (the “Company”) effective September 4, 2015 and therefore was not re-elected as the Company’s Senior Vice President, Surgical Solutions at the Company’s August 27, 2015 Board Organizational Meeting. Mr. Johnson has taken a position with a non-competitive health care company. Gulam Khan, who held the position of CEO of United States Endoscopy Group, Inc. at the time it was acquired by the Company, was elected as the Company’s Senior Vice President, Procedural Solutions, replacing Mr. Johnson.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

At the STERIS 2015 Annual Meeting of Shareholders (“Meeting”), held on August 27, 2015, shareholders voted on the matters specified below, with the final voting results as specified. According to the certified list of shareholders, there were 59,840,893 Common Shares of the Company outstanding and entitled to vote at the Meeting. There were present at the Meeting, in person or by proxy, the holders of 54,128,409 Common Shares or 90.45% of the outstanding Common Shares of the Company, constituting a quorum.

1.	The nominees named below were elected to the Board of Directors, each for a one-year term, and the results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Richard C. Breeden	49,449,088	328,693	4,350,628
Cynthia L. Feldmann	49,454,960	322,821	4,350,628
Jacqueline B. Kosecoff	49,593,393	184,388	4,350,628
David B. Lewis	49,443,310	334,471	4,350,628
Kevin M. McMullen	49,576,642	201,139	4,350,628
Walter M Rosebrough, Jr.	49,620,912	156,869	4,350,628
Mohsen M. Sohi	49,448,840	328,941	4,350,628
John P. Wareham	49,576,670	201,111	4,350,628
Loyal W. Wilson	49,322,330	455,451	4,350,628
Michael B. Wood	49,695,435	82,346	4,350,628

2.	The results of a proposal to approve the STERIS Corporation Senior Executive Management Incentive Compensation Plan, as amended and restated effective April 1, 2015, were as follows:

Votes for	49,127,658
Votes against	569,775
Abstentions	80,348
Broker non-votes	4,350,628

3.	The non-binding advisory proposal to approve the compensation of our named executive officers was approved, and the results of the vote were as follows:

Votes for	49,918,601
Votes against	783,176
Abstentions	76,004
Broker non-votes	4,350,628

4.	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ended March 31, 2016 was approved, and the results of the vote were as follows:

Votes for	52,755,899
Votes against	1,321,564
Abstentions	50,946

5.	The results to consider a shareholder proposal were as follows:

Votes for	40,346,310
Votes against	9,337,093
Abstentions	94,378
Broker non-votes	4,350,628

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

By	/s/ J. Adam Zangerle
J. Adam Zangerle
Vice President, General Counsel, and Secretary

Date: August 31, 2015

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